UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

T3 Defense Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

T3 DEFENSE INC.

NOTICE OF SPECIAL MEETING

AND

PROXY STATEMENT

November 30, 2026

at 4:00 p.m. Eastern Time

Virtual Meeting to be Held by Webcast

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 30, 2026

The Special Meeting of Stockholders (the “Meeting”) of T3 Defense Inc. (“T3” or the “Company”) will be held virtually by webcast, on November 30, 2026, at 4:00 p.m. Eastern Time, to consider the below proposals. As in recent meetings, in order to provide safe and expanded access, improved communication, reduced environmental impact and cost savings, the Meeting will be held in a virtual meeting format at https://www.virtualshareholdermeeting.com/DFNS2026SM1.

1.	To approve and adopt the Second 2026 Equity Incentive Plan and the authorization of 1,275,000 shares of common stock for issuance thereunder (“Proposal One” or the “Adoption of Second 2026 EIP”);

2.	To grant the Company’s Board of Directors (the “Board”) the discretionary authority to amend the Company’s amended and restated certificate of incorporation, as amended, to effectuate one or more reverse stock splits of Common Stock, within two years of the Meeting, at a ratio in the range from one-for-two to one-for-two hundred fifty, with such specific ratio to be determined by the Board (“Proposal Two” or the “Reverse Stock Splits Proposal”);

3.	To approve the issuance of shares of common stock to our Chief Executive Officer on a quarterly basis and if he is no longer employed as our Chief Executive Officer or otherwise not affiliated with the Company for purposes of complying with Nasdaq Listing Rule 5635(c) (“Proposal Three” or the “CEO Award Agreement”);

4.	To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more of the foregoing proposals or in the absence of a quorum; and

5.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1,2, 3 and 4. A list of all stockholders entitled to vote at the Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Meeting.

In order to provide safe and expanded access, improved communication, reduced environmental impact and cost savings we are pleased that for this Meeting we will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Meeting online and submit your questions prior to and during the meeting by visiting: https://www.virtualshareholdermeeting.com/DFNS2026SM1 at the meeting date and time described in the accompanying Proxy Statement. There is no physical location for the Meeting.

We are pleased to embrace the latest technology to provide safe and expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this Proxy Statement.

However, whether or not you plan to attend the meeting virtually, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, please provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting virtually and wish to vote your shares personally, you may revoke your Proxy in accordance with the instructions described in the Proxy Statement. This notice and the attached Proxy Statement are first being disseminated to stockholders on or about November 20, 2026.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to be held November 30, 2026. In addition to the copies you have received, the Proxy Statement and our 2025 Annual Report on Form 10-K is available at https://www.virtualshareholdermeeting.com/DFNS2026SM1.

By Order of the Board of Directors

/s/ Menachem Shalom
Menachem Shalom
Chief Executive Officer and Director

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING VIRTUALLY, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

T3 Defense Inc.
575 Fifth Avenue, 14th floor
New York, New York 10017

646-257-4214

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of T3 Defense Inc. (“T3” or the “Company”) to be voted at the Special Meeting of Stockholders (the “Meeting”) which will be held virtually via webcast on November 30, 2026, at 4:00 p.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about November 20, 2026.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Meeting and voting the shares of stock virtually in person, or by delivering to the Corporate Secretary of the Company at the principal office of the Company prior to the Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on November 4, 2026, will be entitled to receive notice of, attend virtually and vote at the Meeting.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these materials?

T3 has furnished these materials to you in connection with the Company’s solicitation of proxies for use at the Special  Meeting of Stockholders to be held on November 30, 2026, at 4:00 p.m. Eastern virtually via webcast. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about November 20, 2026 to all stockholders of record entitled to vote at the Meeting.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online and submit your questions during the meeting by visiting https://www.virtualshareholdermeeting.com/DFNS2026SM1. You also will be able to vote your shares online by going to https://www.proxyvote.com.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 4.00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

How do I register to attend the Meeting virtually on the Internet?

Prior to the commencement of the meeting please go to https://www.virtualshareholdermeeting.com/DFNS2026SM1. There you will be asked to register with your name, e-mail address and company details — or if none insert “Individual”.

We encourage stockholders to vote prior to the meeting but if you wish to vote on the day of the Meeting you will be able to vote your shares online by going to https://www.virtualshareholdermeeting.com/DFNS2026SM1 and please follow the instructions in “How to Vote” below and on your Proxy Card.

Why are you holding a virtual meeting instead of a physical meeting?

In order to provide expanded access for all stockholders, improved communication, reduced environmental impact and cost savings we are very pleased that for this Meeting will again be hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Meeting online and submit your questions prior to and during the meeting by visiting: https://www.virtualshareholdermeeting.com/DFNS2026SM1 at the meeting date and time described in the accompanying Proxy Statement. You will be able to vote your shares electronically by going to https://www.proxyvote.com. There is no physical location for the Meeting. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this Proxy Statement.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Meeting; and

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

What is the proxy card?

The proxy card enables you to appoint Menachem Shalom, our Chief Executive Officer, as your representative at the Meeting. By completing and returning a proxy card, or by voting electronically or by telephone you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card (or submitted electronically or by telephone). This way, your shares will be voted whether or not you attend the Meeting.

What is the purpose of the Meeting?

At our Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this Proxy Statement, including:

1.	To approve and adopt the Second 2026 Equity Incentive Plan and the authorization of 1,275,000 shares of common stock for issuance thereunder (“Proposal One” or the “Adoption of Second 2026 EIP”);

2.	To grant the Company’s Board of Directors (the “Board”) the discretionary authority to amend the Company’s amended and restated certificate of incorporation, as amended, to effectuate one or more reverse stock splits of Common Stock, within two years of the Meeting, at a ratio in the range from one-for-two to one-for-two hundred fifty, with such specific ratio to be determined by the Board (“Proposal Two” or the “Reverse Stock Splits Proposal”);

3.	To approve the issuance of shares of common stock to our Chief Executive Officer on a quarterly basis and if he is no longer our Chief Executive Officer or otherwise not affiliated with the Company for purposes of complying with Nasdaq Listing Rule 5635(c) (“Proposal Three” or the “CEO Award Agreement”); and

4.	To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more of the foregoing proposals or in the absence of a quorum.

In addition, management will respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one-third of the voting power of the shares of capital stock issued and outstanding and entitled to vote on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were _____ shares of T3 common stock and __ shares of Series B Convertible Preferred Stock issued and outstanding. Each share of common stock is entitled to one vote and each share of Series B Convertible Preferred Stock is entitled to 10,000 votes, voting together with the common stock as a single class, representing _____ votes in the aggregate. Thus, the presence of the holders of capital stock representing at least _____ votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Our stockholders may hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

What is a “broker non-vote”?

Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares on a proposal.

Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you.

Each of Proposal One, Proposal Three, and Proposal Four is non-routine and the record owner may not vote your shares on these proposals if it does not get instructions from you. If you do not provide voting instructions, a broker non-vote may occur. Abstentions and broker non-votes will be counted towards the presence of a quorum but will not be considered votes cast by the stockholders at the Meeting. Abstentions will therefore have the same legal effect as a vote “AGAINST” Proposal One and Proposal Three and will have no effect on Proposal Four. Broker non-votes will not have any effect with respect to Proposal One, Proposal Three, or Proposal Four.

Proposal Two is routine and the record owner will have the discretion to vote your shares on Proposal Two if it does not get instructions from you. Abstentions and broker non-votes will be counted towards the presence of a quorum but will not be considered votes cast by the stockholders at the Meeting and therefore will not have any effect with respect to Proposal Two.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under the General Corporation Law of the State of the Delaware (the “DGCL”), abstentions are counted as shares present and entitled to vote at the Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, abstentions will have the same legal effect as a vote “AGAINST” Proposal One, Proposal Two and Proposal Three, each of which requires the affirmative vote of a majority of the voting power present in person or by proxy and entitled to vote on the matter, and will not have any effect with respect to Proposal Four, each of which requires that the votes cast “FOR” the matter exceed the votes cast “AGAINST” the matter.

How can I get electronic access to the proxy materials?

In addition to the copies of this proxy that you may receive, the Notice of Internet Availability provides you with instructions regarding how to:

●	view the Company’s proxy materials for the Meeting on the Internet at https://www.virtualshareholdermeeting.com/DFNS2026SM1;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on November 4, 2026, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice of Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares via the Internet or by returning the proxy card to us. Whether or not you plan to attend the Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on November 4, 2026, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of  Meeting & Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by visiting https://www.virtualshareholdermeeting.com/DFNS2026SM1 and following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by calling the toll free number found on the Proxy Card.

●	By Mail. You may vote by completing, signing, dating and returning your Proxy Card in the pre-addressed, postage-paid envelope provided.

●	In Person Virtually. You may attend and vote at the Meeting virtually. When you log on to the Webcast there will be instructions about how to vote.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	In Person Virtually. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the organization that holds your shares. When you log on to the Webcast there will be instructions about how to vote.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of the shares of common stock issued and outstanding, a majority of the voting power of the Company’s capital stock present in person or by proxy and entitled to vote at the meeting or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers (see What happens if I do not give specific voting instructions). As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	for the adoption of the Second 2026 Equity Incentive Plan and the authorization of 1,275,000 shares of common stock for issuance thereunder;

for the grant to the Board of discretionary authority for 24 months to amend the Company’s amended and restated certificate of incorporation, as amended, to authorize a reverse stock split of Common Stock, at a ratio in the range from one-for-two to one-for-two hundred fifty, with such specific ratio to be determined by the Board following the Special Meeting;

for the issuance of shares of common stock to our Chief Executive Officer on a quarterly basis and if he is no longer the Chief Executive Officer or otherwise not affiliated with the Company for purposes of complying with Nasdaq Listing Rule 5635(c); and

for the approval of the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Annual Report on Form 10-K for the fiscal year ending December 31, 2025 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K or this Proxy Statement, as applicable. If you share an address with at least one other stockholder, currently receive one copy of our  Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to T3 Defense Inc., 575 Fifth Avenue, 14th floor, New York, New York 10017; Attention: Corporate Secretary.

ACTIONS TO BE TAKEN AT THE MEETING:

PROPOSAL NO. 1

ADOPTION OF SECOND 2026 EQUITY INCENTIVE PLAN

The Company is asking its stockholders to approve and adopt the Second 2026 Equity Incentive Plan (the “Incentive Plan”) and the material terms thereunder. The Incentive Plan is described in more detail below. A copy of the Incentive Plan is included in this Proxy Statement as Exhibit A.

On August 5, 2026, the Company’s stockholders approved the 2026 Evergreen Equity Incentive Plan (the “Initial Plan”) and the initial authorization of 176,000 shares of common stock for issuance thereunder, with such number to increase 8% annual on August 1, 2027 and each August 1st thereafter. Currently, there are no securities available to be issued under the Initial Plan.

We believe our future success continues to depend in part on our ability to attract, motivate and retain high quality employees, consultants and directors. We do not believe that we have sufficient availability to provide equity-based and incentive-based awards under the Initial Plan and would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees and directors. The use of common stock as part of our compensation program is also important because equity-based awards continue to be an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.

The Incentive Plan

The purpose of the Incentive Plan is to enhance Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.

Summary of the Incentive Plan

This section summarizes certain principal features of the Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the Incentive Plan included as Exhibit A to this Proxy Statement.

Best Practices

The Incentive Plan includes a number of features that will reinforce the alignment between the interests of participants in the Incentive Plan and those of the Company’s stockholders. These provisions include, but are not limited to, the following:

●	No Discounted Options or SARs. Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

●	No Transferability. No award may be transferred, assigned, pledged or encumbered by a participant except pursuant to the laws of descent and distribution or as approved by the Compensation Committee for estate planning or charitable purposes.

●	No Automatic Grants. The Incentive Plan does not provide for “reload” or other automatic grants to participants.

●	No Tax Gross-Ups. The Incentive Plan does not provide for any tax gross-ups to participants.

General

Under the Incentive Plan, the Company may grant awards with respect to its common stock to employees and consultants of the Company and its subsidiaries, as well as non-employee members of any board of directors or board of managers of the Company or of its subsidiaries. Awards may consist of restricted stock, restricted stock units, stock options, stock appreciation rights and other stock-based awards. Each award will be governed by the provisions of the Incentive Plan and the applicable award agreement. The Incentive Plan is not qualified under Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974, as amended. The Incentive Plan will become effective upon the approval by the Company’s stockholders.

Purpose

The purpose of the Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its subsidiaries by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

Administration

The Incentive Plan is administered by the Company’s Board and/or the Compensation Committee, which has the power, subject to the terms of the Incentive Plan and applicable law, to: (i) select the employees, consultants and non-employee directors who will receive awards pursuant to the Incentive Plan; (ii) determine the type or types of awards to be granted to each participant; (iii) determine the number of shares of Common Stock to which an award will relate, (iv) determine the terms and conditions of any award granted under the Incentive Plan; (v) approve the forms of notice or agreement for use under the Incentive Plan; (vi) determine whether, to what extent and under what circumstances awards may be settled in cash, shares of the Company’s Common Stock or other property or canceled or suspended; (vii) interpret and administer the Incentive Plan and any instrument evidencing an award, notice or agreement executed or entered into under the Incentive Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Incentive Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (viii) make all other determinations and take other actions as it may deem necessary or advisable for the administration of the Incentive Plan.

Eligibility

All of the Company’s employees and consultants, all employees and consultants of the Company’s subsidiaries, and all non-employee members of the Company Board and those of the Company’s subsidiaries’ boards, if applicable, are eligible to receive awards under the Incentive Plan. As of the date of this Proxy Statement, the Company has one executive officer who is also a director, three non-officer directors, 20 consultants and 81 employees.

Shares Available Under the Incentive Plan

If this Incentive Plan Proposal is approved by the Company’s stockholders, 1,275,000 shares of Company common stock will be available for grant pursuant to awards under the Incentive Plan.

Awards — Generally

Awards may be granted on the terms and conditions described below. In addition, the Company Board may impose on any award or the settlement or exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Incentive Plan, as the Company Board may determine, including without limitation terms requiring forfeiture of awards in the event of the termination of service of the participant. Each award will be evidenced by an award agreement that will include additional terms and conditions that may be applicable to such Award.

Awards — Types of Awards

Stock Options. Stock options granted under the Incentive Plan may be either ISOs or non-qualified options. The exercise price of an option shall be determined by the Board, but must be at least 100% of the fair market value of the Company’s Common Stock on the date of the grant; provided that the Board may grant non-qualified options with an exercise price per share of less than the fair market value of the Company’s Common Stock if the option (i) is not “deferred compensation” within the meaning of Section 409A of the Code, or (ii) meets all the requirements for awards that are considered “deferred compensation” under Section 409A of the Code. If the participant owns, directly or indirectly, shares constituting more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of any subsidiary, the exercise price of an incentive stock option must be at least 110% of the fair market value of a share of Common Stock on the date the incentive stock option is granted. Each award of an option shall specify the time or times at which the option may be exercised and any terms and conditions applicable to the option, including (i) a vesting schedule which may be based upon the passage of time, attainment of performance goals, or a combination thereof, (ii) whether the exercise price for an option shall be paid in cash, with shares of Common Stock, with a combination of cash and shares of Common Stock, or with other legal consideration, (iii) the methods of payment, which may include payment through cashless and net exercise arrangements, to the extent permitted by applicable law and (iv) the methods by which, and/or the time at which, shares of common stock will be delivered or deemed to be delivered to a participant upon exercise of an option. The term of an option may not exceed ten years from the date of grant (or five years from the date of grant in the case of an incentive stock option granted to a participant who owns, directly or indirectly, shares constituting more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of any subsidiary).

Stock Appreciation Rights. A grant of a SAR entitles the holder to receive, upon exercise of the SAR, the excess of the fair market value of one share of the Company’s Common Stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee. SARs will be settled either in cash, shares of Common Stock, or a combination of the foregoing. The grant price of a SAR may never be less than 100% of the fair market value of a share of Common Stock on the date of grant. The term of an SAR shall be no greater than ten years from the date of grant.

Stock Awards, Restricted Stock and Restricted Stock Units. With a restricted stock or restricted stock unit award, a participant receives a grant of shares of Common Stock or, in the case of restricted stock units, cash (if set forth in the award instrument), that are subject to certain restrictions, including forfeiture of such stock or cash upon certain events. Unless otherwise provided in an award agreement, during the restriction period, holders of restricted stock will have all the rights of a stockholder with respect to the restricted stock, including, without limitation, the right to receive dividends (whether in cash or additional shares of Common Stock) and to vote shares of restricted stock, provided that any dividends declared on restricted stock shall be subject to the same restrictions as the underlying restricted stock and any cash dividends shall be held by the Company and released to the participant upon the vesting of the underlying restricted stock.

Other Stock-Based Awards. The Board is authorized, subject to the terms of the Incentive Plan and limitations under applicable law, to grant participants other incentives payable in cash or in shares of the Company’s Common Stock under the Incentive Plan.

Change in Control and other Corporate Transactions

Unless the Board determines otherwise in the applicable instrument evidencing the award or in a written employment, services or other agreement between the participant and the Company or its applicable subsidiary, in the event of a change of control of the Company, if and to the extent the award is not converted, assumed, substituted for or replaced by the successor company, then such award shall terminate upon effectiveness of the change of control. If and to the extent the successor company converts, assumes, substitutes for or replaces an outstanding award, all vesting restrictions and/or forfeiture provisions shall continue with respect to such award or any shares of the successor company or other consideration that may be received with respect to such Awards. The Board may instead provide in the event of a change of control that a participant’s outstanding awards shall terminate upon or immediately prior to such change of control and that each such participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the acquisition price applicable to the transaction giving rise to the change of control multiplied by the number of shares of the Company’s Common Stock subject to such outstanding awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as the Company Board determines) exceeds (B) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of the Company’s Common Stock subject to such awards.

Termination of Employment or Other Service

Unless otherwise provided in an award agreement, upon a participant’s termination of employment or other service with the Company or its subsidiaries, the unvested portion of such participant’s awards shall cease to vest and shall be forfeited and the vested portion of such participant’s options and SARs shall remain exercisable by the participant or the participant’s beneficiary or legal representative, as the case may be, for a period of (i) three months in the event of a termination by the Company or a subsidiary without cause or in the event of the participant’s disability, or (ii) 12 months in the event of a termination due to death, but in all cases, not beyond the normal expiration date of the option or SAR. All of a participant’s options and SARs, whether or not vested, shall be forfeited immediately upon such participant’s termination by the Company or a subsidiary for cause.

Amendment and Termination

The Incentive Plan has no fixed expiration date. The Company Board may amend, alter, suspend, or terminate the Incentive Plan without the consent of stockholders, except that to the extent required by applicable law, regulation or stock exchange rule, the approval of T3’s stockholders shall be required for any amendment of the Incentive Plan.

Non-US Participants

Without amending the Incentive Plan, awards may be granted to participants who are foreign nationals or are employed or providing services outside the United States or both, on such terms and conditions different from those specified in the Incentive Plan as may, in the judgment of the Board, be necessary or desirable to foster and promote achievement of the purposes of the Incentive Plan. The Board may approve such supplements to, or amendments, restatements or alternative versions of, the Incentive Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Incentive Plan as in effect for any other purpose.

Summary of U.S. Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax considerations that may be relevant to participants in the Incentive Plan. This discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that might apply to a participant based on his or her particular circumstances, nor does it address state, local or foreign income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THEM AS A RESULT OF PARTICIPATING IN THE INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE, LOCAL OR FOREIGN INCOME TAX OR OTHER TAX CONSIDERATIONS.

Incentive Stock Options. Upon the grant of an ISO, the option holder will not recognize any income. In addition, no income for federal income tax purposes will be recognized by an option holder upon the exercise of an ISO if the requirements of the Incentive Plan and the Code are satisfied, including, without limitation, the requirement that the option holder remain employed by the Company or a subsidiary during the period beginning on the date of grant and ending on the day three months (or, in the case of the option holder’s disability, one year) before the date the option is exercised. If an option holder has not remained an employee of the Company or a subsidiary during the period beginning on the date of grant of an ISO and ending on the day three months (or one year in the case of the option holder’s disability) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified option and will have the tax consequences described below in the section entitled “Non-Qualified Options.”

The federal income tax consequences upon a disposition of the shares acquired pursuant to the exercise of an ISO depends upon when the disposition of the shares occurs and the type of such disposition.

●	If the disposition of such shares occurs more than two years after the date of grant of the ISO and more than one year after the date of exercise, any gain or loss recognized upon such disposition will be long-term capital gain or loss and the Company or a subsidiary, as applicable, will not be entitled to any income tax deduction with respect to such ISO.

●	If the disposition of such shares occurs within two years after the date of grant of the incentive stock option or within one year after the date of exercise, or a disqualifying disposition, the excess, if any, of the amount recognized over the option price will be treated as taxable income to the participant and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder. The amount of ordinary income recognized by the option holder in a disqualifying disposition (and the corresponding deduction to the Company or a subsidiary, as applicable) is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares on the date of exercise and the option price. Any gain recognized in excess of this amount will be treated as short-term or long-term capital gain (depending upon whether the shares have been held for more than one year). If the option price exceeds the amount recognized upon such a disposition, the difference will be short-term or long-term capital loss (depending upon whether the shares have been held for more than one year).

If a participant is subject to the Alternative Minimum Tax, or the AMT, the tax consequences to the participant may differ from those described above. Under the AMT, a taxpayer will be required to pay an alternative minimum tax if the taxpayer’s “tentative minimum tax” (as defined in Section 55 of the Code) exceeds his or her regular tax for the year in question. For purposes of calculating the AMT, upon the exercise of an ISO, a taxpayer is required to include in his “alternative minimum taxable income” (as defined in Section 55 of the Code) for the taxable year in which such exercise occurs an amount equal to the amount of income the taxpayer would have recognized if the option had not been an ISO (i.e., the difference between the fair market value of the shares on the date of exercise and the option’s exercise price). As a result, unless the shares acquired upon the exercise of the ISO are disposed of in a taxable transaction in the same year in which such option is exercised, the option holder may incur AMT as a result of the exercise of an ISO.

Except as provided in the paragraph immediately below, if an option holder elects to tender shares in partial or full payment of the option price for shares to be acquired upon the exercise of an ISO, the option holder will not recognize any gain or loss on such tendered shares. No income will be recognized by the option holder with respect to the shares received by the option holder upon the exercise of the ISO if the requirements of the Restated Plan and the Code described above are met. The number of shares received equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. Shares received in excess of the number of shares surrendered will have a tax basis of zero. The holding period of the shares received equal to the number of shares tendered will be the same as such tendered shares’ holding period, and the holding period for the excess shares received will begin on the date of exercise. Solely for purposes of determining whether a disqualifying disposition has occurred with respect to shares received upon exercise of the ISO, all shares are deemed to have a holding period beginning on the date of exercise.

If an option holder tenders shares that were previously acquired upon the exercise of an ISO in partial or full payment of the option price for shares to be acquired upon the exercise of another ISO, and each such exercise occurs within two years after the date of grant of such ISO or within one year after such shares were transferred to the option holder, the tender of such shares will be a disqualifying disposition with the tax consequences described above regarding disqualifying dispositions. The shares acquired upon such exercise will be treated as shares acquired upon the exercise of an ISO.

If the holding rules described above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an ISO will be characterized as ordinary income, and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. The amount of such gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. Special rules may apply to disqualifying dispositions where the amount recognized is less than the value at exercise. Any excess of the amount recognized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, in the event that the exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Non-Qualified Options. An option holder will not recognize taxable income, and the Company or a subsidiary, as applicable, is not entitled to a deduction, when a non-qualified option is granted. Upon the exercise of a non-qualified option, an option holder will recognize compensation taxable as ordinary income equal to the excess of the fair market value of the shares received over the option price of the non-qualified option and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. An option holder’s tax basis in the shares received upon the exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the option holder’s holding period for such shares will begin at that time. Upon the subsequent sale of the shares received in exercise of a non-qualified option, the option holder will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount recognized in connection with the sale of the shares and the option holder’s tax basis in such shares.

If a non-qualified option is exercised in whole or in part with shares held by the option holder, the option holder will not recognize any gain or loss on such tendered shares. The number of shares received by the option holder upon such an exchange that are equal in number to the number of tendered shares will retain the tax basis and the holding period of the tendered shares for capital gain purposes. The shares received by the option holder in excess of the number of shares used to pay the exercise price of the option will have a basis equal to the fair market value on the date of exercise and their holding period will begin on such date.

Restricted Stock. Upon the grant of an award of restricted stock, the shares are considered to be subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives restricted stock does not make the election described below, the participant does not recognize any taxable income upon the receipt of restricted stock and the Company or a subsidiary, as applicable, is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. A participant’s tax basis in restricted stock will be equal to the fair market value of such restricted stock when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin on such date. Upon a subsequent sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount recognized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving restricted stock may make an election under Section 83(b) of the Code to recognize compensation taxable as ordinary income with respect to the shares when such shares are received rather than at the time the forfeiture restrictions lapse. If the participant makes such an election, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction in the year of grant. The amount of such compensation income (and the corresponding deduction) will be equal to the fair market value of the shares when the participant receives them (valued without taking into account restrictions other than restrictions that by their terms will never lapse), less any amount paid for the shares. By making a Section 83(b) election, the participant will recognize no additional ordinary compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize short-term or long-term capital gain or loss with respect to the shares when they are sold, depending upon whether the shares have been held for more than one year at the time of sale. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares will begin at that time. If the shares are subsequently forfeited, the participant will not be entitled to a deduction as a result of such forfeiture, but will be entitled to claim a short-term or long-term capital loss (depending upon whether the shares have been held for more than one year at the time of forfeiture) with respect to the shares to the extent of the consideration paid by the participant for such shares.

Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation taxable as ordinary income (not dividend income) received by the participant, and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries, as applicable, will receive a corresponding deduction. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made or which are paid after the restriction period lapses generally will be treated and taxed as dividend income.

Stock Appreciation Rights. A participant will not recognize taxable income, and the Company or a subsidiary, as applicable, is not entitled to a deduction, upon the grant of a SAR. Upon exercise or settlement of a SAR, a participant will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. A participant’s tax basis in shares received upon the exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon the sale of shares received from the exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending on whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount recognized in connection with the sale of the shares and the participant’s tax basis in the shares.

Restricted Stock Units. A participant will not recognize taxable income upon the grant of RSUs, and the Company or a subsidiary, as applicable, is not entitled to a deduction upon such grant. When the award is settled and the participant receives cash or shares, the participant will recognize compensation taxable as ordinary income equal to the amount of cash received or the fair market value of the shares at that time (as applicable) and, subject to Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a corresponding deduction. A participant’s tax basis in shares received at the end of a restriction period will be equal to the fair market value of the shares when the participant receives them, and the participant’s holding period will begin on such date. Upon the sale of the shares received upon the settlement of restricted stock, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount recognized upon the sale of the shares and the tax basis of the shares in the participant’s hands. Dividend equivalents will be taxable to participants upon distribution as compensation, and accordingly, the participant will recognize ordinary income (not dividend income) in such amount and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will receive a corresponding deduction. In addition, as discussed below, RSUs may be considered deferred compensation that must comply with the requirements of Section 409A of the Code in order to avoid early income inclusion and tax penalties.

Withholding. Participants will be responsible for making appropriate provision for all taxes required to be withheld in connection with any awards, including taxes relating to the vesting, exercise and transfer of shares pursuant to the Incentive Plan. The Company or a subsidiary is authorized to withhold from any payment relating to an Award under the Incentive Plan, including from a distribution of common stock or any payroll or other payment due to a participant, withholding and other taxes due in connection with any transaction involving an award.

Nonqualified Deferred Compensation. Section 409A of the Code contains certain restrictions on the ability to defer receipt of compensation to future tax years. Any award that provides for the deferral of compensation must comply with Section 409A of the Code or else be subject to further adverse tax consequences. If the requirements of Section 409A of the Code are not met with respect to an award, all amounts deferred under the Incentive Plan during the taxable year and all prior taxable years (to the extent not already included in gross income) will be included in the participant’s taxable income in the later of the year in which such violation occurs or the year in which such amounts are no longer subject to a substantial risk of forfeiture, even if such amounts have not been actually received by the participant. In addition, the violation of Section 409A of the Code will result in an additional tax to the participant of 20% of the deferred amount plus applicable interest computed from the date the award was earned, or if later, the date on which it vested.

Excess Parachute Payments. If the vesting or payment of an award made to a “disqualified individual” (as defined in Section 280G of the Code) occurs in connection with a change in control of the Company, such vesting or payment, either alone or when combined with other compensation payments which such disqualified individual is entitled to receive, may result in an “excess parachute payment” (as defined in Section 280G of the Code). Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such “excess parachute payment” received by such “disqualified individual” and Section 280G of the Code would prevent the Company or a subsidiary or affiliate, as applicable, from deducting such “excess parachute payment.”

Required Vote

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting on this proposal is required for the approval of the Incentive Plan. Abstentions and broker non-votes will be considered present and entitled to vote at the Meeting and will have the effect of a vote against Proposal 1.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE SECOND 2026 EQUITY INCENTIVE PLAN AND THE AUTHORIZATION OF 1,275,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 2

REVERSE STOCK SPLITS

Introduction

At the Meeting, stockholders will be asked to grant the Board discretionary authority to amend the Certificate of Incorporation (the “Reverse Split Amendment”) to effect one or more reverse stock splits (the “Reverse Stock Splits”), within two years following the Meeting, at a ratio in the range from one-for-two to one-for-two hundred fifty, with such specific ratio to be determined by the Board (the “Reverse Stock Split Ratio”). Upon the effectiveness of the Reverse Split Amendment (the “Split Effective Time”), the issued shares of Common Stock outstanding immediately prior to the Split Effective Time will be reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the listing requirements of Nasdaq.

The form of a Reverse Split Amendment, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of the Common Stock or preferred stock.

Even if stockholders approve the Reverse Split Proposal, we reserve the right not to effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of the Company and its stockholders. If this Reverse Split Proposal is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect as many Reverse Stock Splits within the ratios and during the period set forth above, subject to Nasdaq listing rules.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, Nasdaq listing requirements, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

Purpose

The Board approved the proposal approving the Reverse Split Amendment for the following reasons:

●	the Board believes that Reverse Stock Splits is an option to be available to the Company to increase its stock price should it be required for continued listing on Nasdaq;
●	the Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees; and
●	if a Reverse Stock Split successfully increases the per share price of the Common Stock, the Board believes this increase may increase trading volume in the Common Stock and facilitate future financings by the Company.

History of Company Reverse Stock Splits

On May 5, 2026, we received a written notice from Nasdaq that the Company was not in compliance with the minimum bid requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Global Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. The Company had 180 calendar days, or until November 2, 2026, to regain compliance with Nasdaq Listing Rule 5550(a)(2). To regain compliance, the bid price of the Company’s common stock must have a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days.

On June 24, 2026, at a special meeting of stockholders, the stockholders approved granting the Board discretionary authority for 18 months to amend the Company’s amended and restated certificate of incorporation to authorize a reverse stock with the specific ratio to be determined by the Board.

On July 15, 2026, the Company filed with the Secretary of State of the State of Delaware the Certificate of Amendment to its Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of 1 to 125, and the Common Stock began trading on the Nasdaq Stock Market on a split-adjusted basis when the market opened on July 20, 2026.

During the period of August 3, 2026 through August 14, 2026, the closing price was in excess of $1.00 per share and therefore the Company regained compliance with the applicable Nasdaq Listing Rules.

Previously, the Company had filed a Certificate of Amendment of its Certificate of Incorporation and on October 16, 2024 the Company filed with the Secretary of State of the State of Delaware a Certificate of Correction of its Certificate of Incorporation that effected a 1 for 8 reverse stock split of the Common Stock, effective on October 24, 2024.

Current Nasdaq Limitations to a Reverse Stock Split

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), if a company fails to maintain the $1.00 minimum bid price requirement for over 30 trading days and has done any reverse stock splits within the prior year, or effectuated one or more reverse stock splits with a cumulative ratio of 250-to-1 or greater within the prior 2 years, there is no further compliance period and Nasdaq will move straight to delisting, subject to a Panel hearing request. Since the Company effected the 1-fo-125 reverse stock split in July 2026 and the 1-for-8 split in October 2024, even if the stockholders approve the Reverse Stock Splits Proposal, the Company may be limited by Nasdaq Listing Rule to effectuating a stock split in the ratio which might be necessary to maintain the minimum $1.00 bid price.

Reasons for the Reverse Split Proposal and Nasdaq Listing Requirements

In addition to maintain compliance with Nasdaq Listing rule 5550(2)(2), we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, and we believe that the current per share trading price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

If we were unable to maintain compliance with the minimum bid price of $1.00 per share as set forth in Nasdaq Listing Rule 5550(a)(2) and our Common Stock were delisted from Nasdaq, trading of our Common Stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQX, the OTCQB or the OTC Pink markets maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market, and many investors would likely not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our Common Stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our Common Stock. Under Nasdaq Rule 5810(c)(3)(A)(iv), if the price of our Common Stock fails to satisfy the Minimum Bid Price Requirement (A) within one year after effectiveness of a reverse stock split or (B) if the Company has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the Company shall not be eligible for any compliance period specified in Rule 5810(c)(3)(A) and the Listing Qualifications Department will issue a Staff Delisting Determination under Rule 5810 with respect to that security, and the Common Stock would be subject to delisting by Nasdaq without any opportunity for a cure period.

For these reasons and others, delisting would adversely affect the liquidity, trading volume, investor interest and price of our Common Stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.

Reverse Stock Split Ratio

The Reverse Stock Split Ratio will be selected by the Board in its sole discretion. However, the Reverse Stock Split Ratio will be in the range from one-for-two to one-for-two hundred fifty. In determining the Reverse Stock Split Ratio, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of the Common Stock in the period following the effectiveness of the Reverse Stock Split. The Board will also consider the impact of the Reverse Stock Split Ratio on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, and to take advantage of favorable opportunities and to respond to a changing corporate environment.

Effectiveness of the Reverse Stock Splits

The Reverse Stock Splits, if approved by our stockholders, would only become effective if the Board determines and upon the filing of the Reverse Split Amendment with the office of the Secretary of State of the State of Delaware. The form of such an amendment is attached to this proxy as Exhibit B. The exact timing of the Reverse Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Notwithstanding the approval of the Reverse Stock Splits at the Special Meeting, the Board reserves the right, in its discretion, to abandon the Reverse Stock Split at any time prior to the effectiveness of the filing of the Reverse Split Amendment with the office of the Secretary of State of the State of Delaware, if it determines that the Reverse Stock Split is no longer in our best interests and the best interests of our stockholders.

Potential Market Effects

As discussed above, reducing the number of outstanding shares of Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of the Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Effect on Common Stock

If our stockholders approve the Reverse Split Proposal and the Board effects the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of Common Stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of our Common Stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. Any issuance of additional shares of our Common Stock would increase the number of outstanding shares of our Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our Common Stock.

In addition to sales of our Common Stock, if our stockholders approve the Reverse Split Proposal and the Board effects the Reverse Stock Split, the additional available shares of our Common Stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Split Proposal is approved and the Reverse Stock Split is implemented, that any financing transaction or other transaction would be undertaken or completed.

The Reverse Stock Split will not change the terms of our Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to Common Stock now authorized.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Subject to compliance with applicable continued listing requirements, our Common Stock will continue to be listed on Nasdaq and traded under the symbol “DFNS,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Split Effective Time to indicate that a reverse stock split has occurred. After the Split Effective Time, it is expected that our Common Stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Split Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of the Common Stock.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to one whole share of Common Stock in lieu thereof.

Effect on Stock Options, Restricted Stock Awards, and Equity Incentive Plans

Based on the Reverse Stock Split Ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities and our equity incentive plan will be reduced proportionately based on the Reverse Stock Split Ratio.

Material U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and pronouncements and judicial decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. This summary is limited to U.S. Holders that hold our Common Stock as a capital asset (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to U.S. Holders that may be subject to special tax treatment under the Code, including, without limitation, financial institutions, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, and persons holding our Common Stock in a “hedge,” “straddle,” “wash sale” or other risk reduction transaction. This summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation.

As used herein, the term “U.S. Holder” means a beneficial owner of our Common Stock that is, for U.S. federal income tax purposes, (1) an individual citizen or resident of the United States, (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (4) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

The Reverse Stock Split is intended to qualify as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. Accordingly, for U.S. federal income tax purposes, generally no gain or loss should be recognized by a U.S. Holder upon the Reverse Stock Split. The aggregate tax basis of the Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the Common Stock surrendered, and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal Three except to the extent of their ownership of shares of our Common Stock.

No Appraisal Rights

Under the DGCL, our stockholders will not be entitled to dissenters’ or appraisal rights with respect to the Reverse Split Amendment, and we do not intend to independently provide stockholders with any such right.

Required Vote; Recommendation of the Board

Approval of the Reverse Stock Splits Proposal requires that the votes cast “FOR” the matter exceed the votes cast “AGAINST” the matter at the Meeting, provided that a quorum exists at the Meeting. For purposes of the vote on the Proposal, abstentions and broker non-votes will be counted towards the presence of a quorum but will not be considered votes cast by the stockholders at the Meeting and therefore will not have any effect with respect to the Reverse Stock Splits Proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 2

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLITS PROPOSAL.

PROPOSAL NO. 3

CEO AWARD AGREEMENT

General

We are asking the stockholders to approve the issuance of shares of common stock to our Chief Executive Officer, Menachem Shalom, pursuant to the Award Agreement, the full text of which is attached as Exhibit C. On October 27, 2026, the Compensation Committee of the Board, consisting solely of independent directors, determined that the execution and delivery of the Award Agreement is advisable and in the best interests of the Company and its stockholders and approved the Award Agreement, subject to stockholder approval. The Company is not obligated to issue any shares under the Award Agreement unless and until this Proposal is approved by stockholders.

Why the Board is Asking for Approval

Since Mr. Shalom’s appointment as CEO in September 2024, the Company has financed its operations and acquisitions principally through the issuance of common stock and securities convertible into or exercisable for common stock. As a result, Mr. Shalom’s beneficial ownership of our common stock has declined from approximately 10% to approximately 3% as of the Record Date, while his responsibilities — including the integration of the companies acquired by the Company and the execution of our capital formation strategy — have increased. The Compensation Committee believes that the Company’s continued access to capital on acceptable terms, and the successful execution of its operating and strategic plan, depend to an unusual degree on Mr. Shalom’s continued leadership, and that his equity interest should be restored and aligned with the stockholders of the Company, through an award that is subject to a fixed maximum number of shares and is non-cash.

Summary of the Award Agreement

This section summarizes certain principal features of the Award Agreement. The summary is qualified in its entirety by reference to the complete text of the Award Agreement included as Exhibit C to this Proxy Statement.

Quarterly Issuances. Commencing on the last day of the fiscal quarter in which the stockholders approve the Award Agreement, and continuing for seven consecutive fiscal quarters thereafter, Mr. Shalom shall be issued the number of shares of common stock required to ensure that his beneficial ownership of the Company on each such date shall be 8% of the issued and outstanding shares on a fully-diluted basis. For example, if on March 31st Mr. Shalom beneficially owns 4% of the issued and outstanding share capital of the Company, including options granted under the Incentive Plan, then the Board shall issue to Mr. Shalom on such date that number of shares to increase his beneficial ownership to 8% on a fully diluted basis.

Issuance upon termination. In the event Mr. Shalom is no longer serving as our Chief Executive Officer or is no longer affiliated with the Company (other than as a result of being a shareholder), the Company will issue Mr. Shalom shares of common stock to ensure that his beneficial ownership in the Company is 15% of the issued and outstanding shares on a fully-diluted basis. In accordance with the terms of the Award Agreement, the reason for Mr. Shalom no longer serving as our Chief Executive Officer is irrelevant for such grant. For example, if on the date of Mr. Shalom’s resignation or termination as our Chief Executive Officer he beneficially owns 8% of the issued and outstanding shares on a fully-diluted basis, then he shall be issued an additional number of shares so that he would beneficially own 15% of the issued and outstanding shares on a fully-diluted basis.

Maximum Shares. In no event will the aggregate number of shares issued under the Award Agreement exceed that number which would result in Mr. Shalom beneficially owning more than 8% of the shares of common stock outstanding on a fully-diluted basis at the end of each fiscal quarter during the term of the Award Agreement. If Mr. Shalom is no longer serving as our Chief Executive Officer or in another capacity as an officer or director with the Company, then the amount of shares to be issued under the Award Agreement shall not exceed that number which would result in Mr. Shalom beneficially owning more than 15% of the shares of common stock outstanding on a fully-diluted basis.

Performance Period. As of the last day of the quarter following the adoption by the stockholders of the Award Agreement through seven consecutive quarters thereafter, provided Mr. Shalom remains Chief Executive Officer or is serving in another capacity as an director or officer with the Company through such date. If he is no longer in such position, then Mr. Shalom shall be issued additional shares of common stock so that he beneficially will own 15% of the issued and outstanding shares on a fully-diluted basis.

Other Terms. The number of shares is subject to equitable adjustment for stock splits, reverse stock splits and similar events. Mr. Shalom will abstain from voting his shares on this Proposal, and the Company has conditioned effectiveness of the Award Agreement on approval by a majority of the votes cast by stockholders other than Mr. Shalom.

Process Followed by the Compensation Committee

The Compensation Committee met 3 times between July 2nd, 2026 and October 26th, 2026 to consider the Award Agreement. The Committee considered Mr. Shalom contribution and activities for the benefit of the Shareholders. Mr. Shalom did not participate in the Committee’s deliberations or in the Board’s vote. The Committee considered, among other things, Mr. Shalom’s current compensation and ownership, the dilution he has experienced since the day he joined the Company, the Company’s capital needs, the treatment of comparable awards at other Nasdaq-listed companies, and the potential dilution to stockholders.

Accounting, Tax and Listing Matters

Under ASC Topic 718, awards subject to stockholder approval are not deemed granted for accounting purposes until approval is obtained; compensation expense will be recognized thereafter. Mr. Shalom will recognize ordinary income when shares are issued, and the Company’s corresponding deduction is limited by Section 162(m) of the Internal Revenue Code. The Company will file a Listing of Additional Shares notification with Nasdaq at least 15 calendar days before any issuance. The Company has confirmed that no consent is required from the holders of its Series B Convertible Preferred Shares or with respect to its equity line regarding the issuances contemplated by the Award Agreement.

Consequences if Stockholders Do Not Approve this Proposal

If stockholders do not approve this Proposal, no shares will be issued under the Award Agreement. The Compensation Committee would then reconsider how best to retain and incentivize Mr. Shalom, which could include cash-based arrangements that would reduce the Company’s available capital.

Approval of this Proposal requires the affirmative vote of a majority of the votes cast on the Proposal at the Meeting, in accordance with Nasdaq Listing Rule 5635(e). In addition, as a condition imposed by the Board, the CEO Award will not become effective unless it is approved by a majority of the votes cast by stockholders other than Mr. Shalom and his affiliates. Abstentions and broker non-votes will have no effect on the outcome. This Proposal is a “non-routine” matter, and brokers may not vote uninstructed shares on it. This Proposal is not conditioned on, and is independent of, any other Proposal in this proxy statement.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 3

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AWARD AGREEMENT PROPOSAL.

PROPOSAL NO. 4

ADJOURNMENT OF THE MEETING

The Company is asking stockholders to approve, if necessary or appropriate, the adjournment of the Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes at the time of the Meeting to approve one or more of the proposals described in this Proxy Statement, or in the absence of a quorum (the “Adjournment Proposal”).

If the Adjournment Proposal is approved, the Meeting could be adjourned by the chairman of the meeting to any other time and place to permit the Company to solicit additional proxies, including proxies from stockholders who have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against a proposal to defeat it, the Company could adjourn the Meeting without a vote on that proposal and seek to convince the holders of those shares to change their votes in favor of the proposal.

If the Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote, your shares will be voted in favor of each of the proposals and in favor of the Adjournment Proposal.

Whether or not a quorum is present, the chairman of the Meeting may also have the power to adjourn the Meeting as permitted by the Company’s bylaws and Delaware law. The Board is nevertheless seeking stockholder approval of the Adjournment Proposal in accordance with the position of the staff of the Securities and Exchange Commission, which requires a separate stockholder vote to adjourn a meeting where the adjournment is sought in order to solicit additional proxies.

Required Vote

The affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the Meeting and entitled to vote on this proposal is required to approve the Adjournment Proposal, whether or not a quorum is present. Abstentions will have the same effect as a vote “AGAINST” this proposal. Because each of the other proposals to be acted upon at the Meeting is a non-routine matter on which brokers do not have discretionary voting authority, the Adjournment Proposal is also a non-routine matter, and broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 27, 2026 with respect to the beneficial ownership of our Common Stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each named executive officer, and (iv) all executive officers and directors as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned, based on 3,834,775 shares of Common Stock issued and outstanding as of such date.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this report are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Named Executive Officers and Directors	Position	Number of Shares of Common Stock	Percentage of Common Stock
Menachem Shalom(1)	CEO and Director	118,873	3.05%
Shlomo Zakai	CFO	0	*
Shiran Fridman	Director	0	*
Tomer Nagar	Director	120	*
Asaf Nachum	Director	0	*
Total Officers and Directors (5 people)		118,993	3.05%
5% Stockholders

Esousa Group Holdings LLC(2)		425,613	9.99%

(1)	Consists of 61,468 shares of Common Stock and 57,405 shares of Common Stock issuable upon exercise of warrants held by Menachem Shalom.

(2)	Consists of 425,613 shares of Common Stock issuable upon the exercise of Common Warrants held by Esousa Group Holdings LLC (“Esousa”). Excludes 2,396,170 additional shares of Common Stock issuable upon exercise of Common Warrants held by Esousa as the terms of such warrants limit the exercise such that beneficial ownership does not exceed 9.99%. Also excludes 1,511,807 shares of Common Stock issuable upon the conversion of 152.69 units of Series B Preferred Stock. Esousa holds Common Warrants to purchase an aggregate of 2,821,783 shares of Common Stock at an exercise price of $5.05 per share, and 152.69 units of Series B Preferred Stock, which are convertible into shares of Common Stock at a conversion price of $5.05 per unit. The warrants and Series B Preferred Stock limit the exercise or conversion such that beneficial ownership does not exceed 9.99% and 9.9%, respectively. In accordance with Rule 13d-3(d) under the Exchange Act, also excludes the number of shares of Common Stock that Esousa may be required to purchase under the Equity Line of Credit (the “ELOC Purchase Agreement”) we entered into with Esousa in September 2025 because the issuance of such shares is solely at our discretion and is subject to conditions contained in the ELOC Purchase Agreement, the satisfaction of which are entirely outside of Esousa’s control. The purchases made by Esousa pursuant to the ELOC Purchase Agreement are also subject to a 9.99% beneficial ownership limitation. Michael Wachs, the owner of Esousa, has voting and dispositive control over the securities held by Esousa. The address of the reporting person is 211 East 43rd Street, Suite 402, New York, NY 10017.
*	Less than 1%.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Reports on Form 10-K

Additional copies of T3’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 may be obtained without charge by writing to the Chief Financial Officer, T3 Defense Inc., 575 Fifth Avenue, New York, New York 10017. T3’s Report can also be found on T3’s website: www.t3dfns.com.

Deadline for Submission of Stockholder Proposals for 2027 Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our 2027 Annual Meeting must comply with the requirements set forth in the Company’s bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The bylaws require, among other things, that a stockholder must have given timely notice of any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the 2026 meeting; provided, however, that if the date of the 2027 Annual Meeting is more than thirty (30) days prior to, or more than sixty (60) days after, the first anniversary of the date of the 2026 meeting, to be timely, a stockholder’s notice must be so received not earlier than the one hundred twentieth (120th) day prior to such meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such meeting and (ii) the tenth (10th) day following the day on which public disclosure of the date of the 2027 Meeting is first made by the Company.

Accordingly, for the 2027 Annual Meeting, since the 2026 Annual Meeting was held on July 28, 2026, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than May 27, 2027 and no earlier than April 27, 2027. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2027 Annual Meeting.

In addition to satisfying the advance notice requirements under the Company’s bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2027 Annual Meeting, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than May 27, 2027.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Proposals should be addressed to T3 Defense Inc., Attn. Corporate Secretary, 575 Fifth Avenue, New York, New York 10017.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Menachem Shalom
Menachem Shalom Chief Executive Officer and Director

Exhibit A — Second 2026 Equity Incentive Plan

T3 DEFENSE INC.

SECOND 2026 EQUITY INCENTIVE PLAN

1. Purpose of the Plan. The purpose of the Second 2026 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

2. Definitions. Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

3. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Board. All references in the Plan to the “Plan Administrator” shall be to the Board.

(b) Administration and Interpretation by Plan Administrator.

(i) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Plan Administrator shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (A) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (B) determine the type or types of Awards to be granted to each Participant under the Plan; (C) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (D) determine the terms and conditions of any Award granted under the Plan; (E) approve the forms of notice or agreement for use under the Plan; (F) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (G) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (H) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (I) delegate ministerial duties to such of the Company’s employees as it so determines; and (J) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan.

(ii) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Board, whose determination shall be final.

(iii) To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Decisions of the Plan Administrator shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Plan Administrator may determine its actions.

4. Shares Subject to the Plan.

(a) Authorized Number of Shares. Subject to adjustment from time to time as provided herein and in Section 14 below, the number of shares of Common Stock available for issuance under the Plan shall initially be one million two hundred seventy-five thousand (1,275,000) shares. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

(b) Share Usage.

(i) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (A) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (B) covered by an Award that is settled in cash or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(ii) The Plan Administrator shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(iii) Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator may grant Substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, and the persons holding such awards shall be deemed to be Participants.

(iv) Notwithstanding any other provisions of this Section 4.(b) to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the 1,275,000 shares initially authorized under Section 4.(a) above, subject to adjustment as provided in Section 14 below.

5. Eligibility. An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

6. Awards.

(a) Form, Grant and Settlement of Awards. The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine.

(b) Evidence of Awards. Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

(c) Dividends and Distributions. Participants may, if the Plan Administrator so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion. The Plan Administrator may apply any restrictions to the dividends or dividend equivalents that the Plan Administrator deems appropriate. The Plan Administrator, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (i) be paid at the same time such dividends or dividend equivalents are paid to other stockholders and (ii) comply with or qualify for an exemption under Section 409A.

7. Options.

(a) Grant of Options. The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

(b) Option Exercise Price. Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards. Notwithstanding the foregoing, the Plan Administrator may grant Nonqualified Stock Options with an exercise price per share of less than the Fair Market Value of the Common Stock on the Grant Date if the Option either: (i) is not “deferred compensation” within the meaning of Section 409A; or (ii) meets all the requirements for Awards that are considered “deferred compensation” within the meaning of Section 409A.

(c) Term of Options. Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be ten years from the Grant Date. For Incentive Stock Options, the Option Term shall be as specified in Section 8(d) below.

(d) Exercise of Options. The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After one (1) year	one quarter (1/4)
After each additional one-month period of continuous service complete thereafter	An additional 1/48
After four (4) years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.(e) below. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

(e) Payment of Exercise Price. The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(i) cash;

(ii) check or wire transfer;

(iii) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of a Nonqualified Stock Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(iv) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(v) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(vi) such other consideration as the Plan Administrator may permit.

(vii) In addition, to assist a Participant (including directors and executive officers) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion and to the extent permitted by applicable law, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (A) the payment by a Participant of the purchase price of the Common Stock by a promissory note or (B) the guarantee by the Company of a loan obtained by the Participant from a third party. The Plan Administrator shall in its sole discretion specify the terms of any loans or loan guarantees, including the interest rate and terms of and security for repayment.

(f) Effect of Termination of Service. The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Plan Administrator at any time. If not otherwise established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(i) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(ii) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(A) if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three (3) months after such Termination of Service;

(B) if the Participant’s Termination of Service occurs by reason of Disability, the date that is twelve (12) months after such Termination of Service;

(C) if the Participant’s Termination of Service occurs by reason of death, the date that is three (3) months after such Termination of Service; and

(D) the Option Expiration Date.

(iii) Notwithstanding the foregoing, if a Participant dies after the Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (A) the Option Expiration Date and (B) the date that is three (3) months after the date of death, unless the Plan Administrator determines otherwise.

(iv) Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(v) A Participant’s Award Agreement also may provide that (A) if the exercise of the Option following the Participant’s Termination of Services (other than upon the Participant’s death or disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or (B) if the exercise of the Option following the Participant’s Termination of Services (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (1) the expiration of the term of the Option or (E) the expiration of a period of thirty (30) days after the Termination of Services, during which the exercise of the Option would not be in violation of such registration requirements.

8. Incentive Stock Option Limitations. Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

(a) Dollar Limitation. To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

(b) Eligible Employees. Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

(c) Exercise Price. Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

(d) Option Term. Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

(e) Exercisability. An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (ii) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (iii) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.

(f) Taxation of Incentive Stock Options.

(i) In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

(ii) A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

(g) Code Definitions. For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

(h) Stockholder Approval. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code) Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code).

(i) Promissory Notes. The amount of any promissory note delivered pursuant to Section 7.(e) above in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. The Plan Administrator may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Plan Administrator shall determine in its sole discretion. An SAR may be granted in tandem with an Option (a “tandem SAR”) or alone (a “freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.(b) above. An SAR may be exercised upon such terms and conditions and for such term as the Plan Administrator determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (i) the term shall not exceed the term of the related Option and (ii) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

(b) Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (i) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Plan Administrator as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Plan Administrator in its sole discretion.

(c) Waiver of Restrictions. The Plan Administrator, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

10. Stock Awards, Restricted Stock and Stock Units.

(a) Grant of Stock Awards, Restricted Stock and Stock Units. The Plan Administrator may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

(b) Vesting of Restricted Stock and Stock Units. Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Plan Administrator (i) the shares covered by each Award of Restricted Stock shall become freely transferable by the Participant subject to the terms and conditions of the Plan, the instrument evidencing the Award, and applicable securities laws, and (ii) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

(c) Waiver of Restrictions. The Plan Administrator, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

11. Other Stock or Cash Based Awards. Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.

12. Withholding.

(a) The Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (ii) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

(b) The Plan Administrator, in its sole discretion, may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s applicable minimum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Plan Administrator in its sole discretion.

13. Assignability. No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award, subject to such terms and conditions as the Plan Administrator shall specify.

14. Adjustments.

(a) Adjustment of Shares.

(i) In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (A) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (B) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (1) the maximum number and kind of securities available for issuance under the Plan; (2) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.(b)(iv); and (3) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

(ii) Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change of Control shall not be governed by this Section 14.(a) but shall be governed by Sections 14.(b) below and 14.(c) below, respectively.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

(c) Change of Control.

(i) Notwithstanding any other provision of the Plan to the contrary, unless the Plan Administrator determines otherwise with respect to a particular Award in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change of Control, if and to the extent an outstanding Award is not converted, assumed, substituted for or replaced by the Successor Company, then such Award shall terminate upon effectiveness of the Change of Control. If and to the extent the Successor Company converts, assumes, substitutes for or replaces an outstanding Award, all vesting restrictions and/or forfeiture provisions shall continue with respect to such Award or any shares of the Successor Company or other consideration that may be received with respect to such Awards.

(ii) For the purposes of Section 14.(c), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Change of Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator, and its determination shall be conclusive and binding.

(iii) Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may instead provide in the event of a Change of Control that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Change of Control and that each such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the Plan Administrator in its sole discretion) exceeds (B) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of Common Stock subject to such Awards.

(iv) For the avoidance of doubt, nothing in this Section 14.(c) requires all Awards to be treated similarly.

(d) Further Adjustment of Awards. Subject to Sections 14.(b) above and 14.(c) above, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

(e) No Limitations. The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(f) Fractional Shares. In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

(g) Section 409A. Subject to Section 22 below, but notwithstanding any other provision of the Plan to the contrary, (i) any adjustments made pursuant to this Section 14 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (ii) any adjustments made pursuant to this Section 14 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (A) continue not to be subject to Section 409A or (B) comply with the requirements of Section 409A.

15. Amendment and Termination.

(a) Amendment, Suspension or Termination. The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan. Subject to Section 15(b) below, the Board may amend the terms of any outstanding Award, prospectively or retroactively.

(b) Term of the Plan. The Plan shall have no fixed expiration date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (i) the adoption of the Plan by the Board and (ii) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

(c) Consent of Participant.

(i) The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 14 above shall not be subject to these restrictions.

(ii) Subject to Section 22, but notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Plan Administrator deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.

16. No Individual Rights.

(a) No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

(b) Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

17. Issuance of Shares.

(a) Notwithstanding any other provision of the Plan to the contrary, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b) As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(c) To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18. Indemnification.

(a) Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

(b) The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

19. No Rights as a Stockholder. Unless otherwise provided by the Plan Administrator or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or an Award of Restricted Stock, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

20. Compliance with Laws and Regulations.

(a) In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

(b) The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan shall comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Plan Administrator makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.

21. Participants in Other Countries or Jurisdictions. Without amending the Plan, the Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

22. No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

23. Successors. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

24. Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

25. Choice of Law and Venue. The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the state of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the state of California.

26. Legal Requirements. The granting of Awards and the issuance of shares of Common Stock under the Plan is subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

27. Effective Date. The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

Appendix A

DEFINITIONS

As used in the Plan:

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the value of the per share consideration (consisting of securities, cash or other property, or any combination thereof), receivable or deemed receivable upon a Change of Control in respect of a share of Common Stock, as determined by the Plan Administrator in its sole discretion.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Plan Administrator from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, whose determination shall be conclusive and binding.

“Change of Control,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a sale, in one transaction or a series of transactions undertaken with a common purpose, of all of the Company’s outstanding voting securities; or

(c) a sale, lease, exchange or other transfer, in one transaction or a series of related transactions, undertaken with a common purpose of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change of Control shall not include (i) a merger or consolidation of the Company in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger or consolidation; (ii) a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets to a majority-owned subsidiary company; (iii) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company; or (iv) any transaction that the Board determines is not a Change of Control for purposes of the Plan.

Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control shall be the date on which the last of such transactions is consummated.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” means T3 Defense Inc., a Delaware corporation.

“Disability,” unless otherwise defined by the Plan Administrator for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, each of whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 30 of the Plan.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5 of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Plan Administrator using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7 of the Plan.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Option Term” means the maximum term of an Option as set forth in Section 7.(c) of the Plan.

“Participant” means any Eligible Person to whom an Award is granted.

“Plan” means the Second 2026 Equity Incentive Plan.

“Plan Administrator” has the meaning set forth in Section 3.(a) of the Plan.

“Related Company” means any entity that, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10 of the Plan, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Section 409A” means Section 409A of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.(a) of the Plan to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10 of the Plan, the rights of ownership of which are not subject to restrictions prescribed by the Plan Administrator.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10 of the Plan.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change of Control.

Termination of Service,” unless the Plan Administrator determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Board, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Board determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

EXHIBIT B

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

T3 Defense Inc.

a Delaware corporation

T3 Defense Inc., a Delaware corporation, organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

FIRST: The name of the corporation is T3 Defense Inc. (the “Corporation”).

SECOND: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”).

THIRD: Upon the effectiveness of this Certificate of Amendment pursuant to the DGCL, Article IV of the Certificate of Incorporation is hereby amended by adding the following paragraph to the end of Article IV:

“(4) Reverse Stock Split. Effective immediately upon the filing of this Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each [__________] ([__________]) shares of Common Stock then issued and outstanding, or held in the treasury of this corporation, immediately prior to the Effective Time, shall automatically be reclassified and converted into one (1) share of Common Stock, without any further action by this corporation or the respective holders of such shares (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. A holder of Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of Common Stock in lieu of such fractional share.”

FOURTH: This Certificate of Amendment has been duly approved by the Board of Directors in accordance with the applicable provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment has been duly approved by the stockholders of the Corporation in accordance with the applicable provisions of Section 228 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by the undersigned, and the undersigned has executed this Certificate of Amendment and affirms the foregoing as true under penalty of perjury this [             ] day of [             ], 202_.

By:

Name:

Title:

B-1

EXHIBIT C

Award Agreement

This Award Agreement (this “Agreement”) is entered into as of October __, 2026 (the “Effective Date”) by and between T3 Defense Inc., a Delaware corporation (the “Company”), and Menachem Shalom (the “Executive”).

Whereas, the Executive serves as the Chief Executive Officer of the Company under a consulting agreement with Billio Ltd., Israeli company number 515180669, which became effective as of January 1, 2026 (the “Consulting Agreement”); and

Whereas, the Compensation Committee of the Board of Directors of the Company (the “Committee”), consisting solely of independent directors, has determined that it is in the best interests of the Company and its stockholders to provide the Executive with the equity entitlement described in this Agreement, in recognition of the Executive’s past and future services and to align the Executive’s interests with those of the Company’s stockholders; and

Whereas, the Board of Directors of the Company (the “Board”) has approved this Agreement on the Committee’s recommendation; and

Whereas, this Agreement constitutes an equity compensation arrangement under Nasdaq Listing Rule 5635(c) and is subject to approval by the Company’s stockholders as provided in Section 4.

NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and the Executive’s continued service to the Company, the parties agree as follows:

1. Definitions

Capitalized terms used in this Agreement have the following meanings.

“Applicable Percentage” means fifteen percent (15%).

“Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of its assets, in each case within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations and guidance issued under it.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Measurement Date” means the close of business on the last trading day immediately preceding the last day of the fiscal quarter.

“Measurement Time” means the close of business on the last trading day immediately preceding the Termination Date.

“Outstanding Shares” means the number of shares of Common Stock issued and outstanding at the Measurement Time. Outstanding Shares shall be calculated on a fully diluted basis, counting all shares issuable as if issued, including without limitation shares issuable on the exercise, conversion or settlement of options, warrants, restricted stock units, convertible securities and other rights, and  unvested restricted shares that are issued and outstanding.

“Quarterly Issuances” means the number of shares of Common Stock, such that after such issuance, the number of shares beneficially held by the Executive shall be 8% of the Outstanding Shares.

“Separation from Service” has the meaning given in Section 409A(a)(2)(A)(i) of the Code and Treasury Regulation Section 1.409A-1(h).

“Shares” means the shares of common stock of the Company represented by the Quarterly Issuances and the Separation Shares.

“Specified Employee” has the meaning given in Section 409A(a)(2)(B)(i) of the Code, determined under the Company’s specified employee identification procedures.

“Stockholder Approval” means the approval of this Agreement by the Company’s stockholders in accordance with Section 4.1.

“Termination Date” means the date on which a Termination Event occurs.

“Termination Event” means the Executive ceasing to serve as Chief Executive Officer or in another capacity as an officer or director of the Company for any reason or no reason. This includes, without limitation: (a) termination by the Company with or without good cause (as defined in the Employment Agreement); (b) resignation by the Executive with or without good reason; (c) death or disability; (d) expiration or non-renewal of the Employment Agreement; (e) the Board’s failure to reappoint the Executive as Chief Executive Officer; and (f) the Executive’s removal from the office of Chief Executive Officer, even if the Executive continues in another role with the Company.

2. Grant of Shares

2.1 Entitlement. Subject to Stockholder Approval and the other terms of this Agreement, (A) the Executive shall be entitled to Quarterly Issuances, commencing on the last day of the fiscal quarter in which Stockholder Approval is obtained and for the seven (7) consecutive fiscal quarters thereafter and (B) if a Termination Event occurs during the Term (as defined in Section 5.3), the Executive will be entitled to receive a number of shares of Common Stock (the “Separation Shares”) such that, immediately after their issuance, the Separation Shares shall equal the Applicable Percentage of the sum of the Outstanding Shares and the Separation Shares. Accordingly, the number of Separation Shares equals the Outstanding Shares multiplied by 15/85, rounded down to the nearest whole share.

Notwithstanding anything contained herein to the contrary, the number of Shares shall not exceed (i) eight percent (8%) with respect to the Quarterly Issuances and (ii) the Applicable Percentage with respect to the Separation Shares. Accordingly, any shares of common stock held by the Executive prior to a Measurement Date or Measurement Time shall be deemed to be included in the calculation of the amount of Shares to be issued.

2.2 Vesting. The Executive’s right to the Quarterly Issuances shall be fully vested on the Measurement provided that there was no Termination Event during the quarter. The Separation Shares will be fully vested and nonforfeitable on the Termination Date, without any further service, performance or other condition.

2.3 Determination of number. The number of Quarterly Issuances and Separation Shares, as the case may be, is fixed at the Measurement Date and Measurement Time, respectively, and will not change because of any issuance, repurchase or other change in the Outstanding Shares after such Date or Time, respectively, except as provided in Section 5.2. Within two (2) business days after the Termination Date, the Company will deliver to the Executive the number of Outstanding Shares.

2.4 Issuance and settlement. The Company will issue the Quarterly Issuances as of the Measurement Date to the Executive in book-entry form, registered in the Executive’s name, within five (5) days of the Measurement Date. The Company will issue the Separation Shares to the Executive, in book-entry form registered in the Executive’s name, within five (5) days after the earliest of: (a) the Executive’s Separation from Service occurring on or after the Termination Date; (b) the Executive’s death; or (c) a Change in Control occurring on or after the Termination Date (the date of issuance, the “Settlement Date”). The Shares will be issued for past services rendered to the Company, which the Board has determined to be adequate consideration, and upon issuance will be duly authorized, validly issued, fully paid and nonassessable.

2.5 Stockholder Approval condition. No Shares will be issued, and the Executive will have no right to any Shares, unless and until Stockholder Approval has been obtained before the Outside Date (as defined in Section 4.2 below).

2.6 No stockholder rights before issuance. The Executive will have no rights as a stockholder with respect to any of the Shares (including voting and dividend rights) until they are issued. Before issuance, the Executive’s rights under this Agreement are an unfunded and unsecured promise of the Company and may not be sold, assigned, pledged or otherwise transferred, except by will or the laws of descent and distribution. If the Executive dies, the Separation Shares will be issued to the Executive’s estate.

2.8 Relationship to other compensation. The Qurterly Issuances and the Separation Shares are in addition to, and not in lieu of, any compensation, severance or benefits to which the Executive is entitled under the Consulting Agreement or any plan of the Company.

3. Share Reserve and Listing

3.1 Reservation of shares. From the date of Stockholder Approval until the earlier of the Settlement Date and the end of the Term, the Company will keep reserved, out of its authorized but unissued shares of Common Stock, a number of shares sufficient to issue the Shares, calculated as if the Measurement Date or the Termination Date, as the case may be, were the date of determination. If at any time the reserve is insufficient, the Company will promptly take all actions necessary to increase its authorized shares, including submitting a charter amendment to its stockholders.

3.2 Listing. The Company will cause the Shares to be approved for listing on Nasdaq before issuance and will make all notifications to Nasdaq required in connection with this Agreement and the issuance of the Shares.

4. Stockholder Approval

4.1 Approval required. This Agreement is subject to approval by the Company’s stockholders as required by Nasdaq Listing Rule 5635(c), by the affirmative vote of a majority of the votes cast on the proposal at a duly held meeting of stockholders.

4.2 Meeting. The Company will submit this Agreement for approval at its next meeting of stockholders, to be held no later than ninety days after the Effective Date (the “Outside Date”). The Board will recommend that stockholders vote in favor, subject to its fiduciary duties. The proxy statement will describe the material terms of this Agreement, including the formula for calculating the Shares and an illustrative calculation based on the Common Stock outstanding as of the record date.

4.3 Failure of approval. If Stockholder Approval is not obtained by the Outside Date, this Agreement will terminate automatically and be of no further force or effect, and neither party will have any liability under it.

5. Change in Control, Adjustments and Term

5.1 Change in Control. If a Change in Control occurs during the Term and before a Termination Event: (a) the Change in Control will be treated as a Termination Event for purposes of calculating and settling the Separation Shares; (b) the Measurement Time will be immediately before the consummation of the Change in Control; and (c) the Company will issue the Separation Shares immediately before, and contingent on, the consummation of the Change in Control, so that they participate in the transaction on the same terms as other outstanding shares of Common Stock. This Agreement will then terminate, and no further Separation Shares will be issuable on any later Termination Event.

5.2 Adjustments. If the Company effects a stock split, reverse stock split, stock dividend, recapitalization, reclassification or similar change in its capitalization, the number and kind of Shares will be equitably adjusted by the Committee so that the Executive receives the same economic interest the Executive would have held had the Shares been issued at the Measurement Date or Measurement Time, as the case may be. Any change in capitalization is reflected automatically in the number of Outstanding Shares and may not require any adjustment.

5.3 Term. This Agreement will remain in effect after Stockholder Approval is obtained until the tenth (10th) anniversary of the date on which Stockholder Approval is obtained (the “Term”), unless earlier terminated under Section 4.3 or Section 5.1. No Separation Shares will be issuable for a Termination Event occurring after the end of the Term, unless the Company’s stockholders have approved an extension of the Term before it ends. The Executive’s rights arising from a Termination Event during the Term will survive the end of the Term until fully settled.

5.4 Amendment. This Agreement may be amended only by a written instrument signed by both parties and approved by the Committee. Any amendment that increases the Applicable Percentage, expands the Outstanding Shares definition, extends the Term or is otherwise material within the meaning of Nasdaq Listing Rule 5635(c) will not take effect until approved by the Company’s stockholders.

6. Tax Matters

6.1 Withholding. The Company may withhold from the Quarterly Issuances and Separation Shares a number of shares having a fair market value equal to the federal, state, local and foreign taxes required to be withheld on their issuance, up to the maximum statutory rates applicable to the Executive. Alternatively, the Executive may pay the withholding amount to the Company in cash before the issuance of the Quarterly Issuance or Settlement Date, as the case may be. Except for the Company’s withholding obligations, the Executive is solely responsible for all taxes arising from the Quarterly Issuances and Separation Shares.

6.2 Six-month delay. If the Executive is a Specified Employee on the date of Separation from Service, and the Separation Shares become issuable on account of that Separation from Service, the Separation Shares will instead be issued on the first business day after the date that is six (6) months after the Separation from Service or, if earlier, within thirty (30) days after the Executive’s death.

6.3 Section 409A. This Agreement is intended to comply with Section 409A of the Code and will be interpreted accordingly. The Company makes no representation that this Agreement complies with Section 409A and will have no liability to the Executive for any tax, interest or penalty under Section 409A. The parties will cooperate in good faith to amend this Agreement as needed to comply with Section 409A while preserving its economic intent as nearly as possible.

6.4 Section 280G. If any payment or benefit to the Executive, including the Separation Shares, would constitute a “parachute payment” under Section 280G of the Code and be subject to the excise tax under Section 4999 of the Code, those payments and benefits will be either (a) delivered in full or (b) reduced to the extent necessary to avoid the excise tax, whichever results in the greater after-tax amount to the Executive. The Company will not provide any tax gross-up.

7. Securities Law Matters

7.1 No Registration. The Company shall not be obligated to register the issuance or the re-sale of the Shares on a registration statement. The shares issued pursuant to this Agreement will be “restricted securities” and will bear customary legends.

7.2 Executive’s obligations. The Executive will comply with all reporting and other obligations applicable to the Executive under Sections 13 and 16 of the Exchange Act, and with the Company’s insider trading policy in connection with the Shares.

7.3 Clawback. The Shares are subject to any compensation recovery policy the Company has adopted under Nasdaq Listing Rule 5608 and Rule 10D-1 under the Exchange Act, to the extent that policy applies to them by its terms.

8. General Provisions

8.1 No right to continued service. Nothing in this Agreement confers on the Executive any right to continue as Chief Executive Officer or in any other capacity, or limits the right of the Company or the Executive to end that service at any time.

8.2 Entire agreement. This Agreement is the entire agreement of the parties regarding the Shares and supersedes all prior understandings on that subject. If this Agreement conflicts with the Consulting Agreement regarding the Shares, this Agreement controls.

8.3 Successors. This Agreement binds and benefits the Company and its successors and assigns, including any successor to all or substantially all of its business or assets.

8.4 Governing law and forum. This Agreement is governed by the laws of the State of Delaware, without regard to its conflict-of-laws rules. Each party submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if that court lacks jurisdiction, the state or federal courts located in Delaware) for any dispute arising under this Agreement.

8.5 Notices. Notices under this Agreement must be in writing and delivered personally, by nationally recognized overnight courier or by email with confirmation of receipt, to the Company at its principal executive office and to the Executive at the most recent address on the Company’s records.

8.6 Severability. If any provision of this Agreement is held invalid or unenforceable, the remaining provisions will remain in full force, and the invalid provision will be reformed to the minimum extent necessary to make it enforceable while preserving the parties’ intent.

8.7 Waiver. No waiver of any provision of this Agreement is effective unless in writing and signed by the waiving party. A waiver on one occasion is not a waiver on any other occasion.

8.8 Counterparts. This Agreement may be signed in counterparts, including by electronic signature, each of which is an original and all of which together are one instrument.

IN WITNESS WHEREOF, the parties have executed this Award Agreement as of the Effective Date.

T3 DEFENSE INC.

By:	/s/ Shiran Fridman
Name:	Shiran Fridman
Title:	Chair of the Compensation Committee

EXECUTIVE

By:	/s/ Menachem Shalom
Name:	Menachem Shalom